File No. 333-114788
                                                 Filed Pursuant to Rule 497(e)
                                              under the Securities Act of 1933

                                                                 JULY 21, 2014


                    PIONEER IBBOTSON ASSET ALLOCATION SERIES

                 PIONEER IBBOTSON CONSERVATIVE ALLOCATION FUND
                   PIONEER IBBOTSON MODERATE ALLOCATION FUND
                    PIONEER IBBOTSON GROWTH ALLOCATION FUND
                  PIONEER IBBOTSON AGGRESSIVE ALLOCATION FUND

SUPPLEMENT TO THE DECEMBER 1, 2013 PROSPECTUS AND SUMMARY PROSPECTUS, AS IN
                EFFECT AND AS MAY BE AMENDED FROM TIME TO TIME

The Board of Trustees (the "Board") of Pioneer Ibbotson Allocation Series (the "Funds") has determined that Pioneer Investment Management, Inc. ("Pioneer") will assume direct responsibility for the day-to-day management of each Fund's portfolio in the fourth quarter of 2014. Each Fund's asset allocation strategies will be modified in connection with Pioneer's assumption of day-to-day management responsibilities for each Fund.


Currently, Pioneer, the Funds' investment adviser, oversees the Funds' operations and supervises Ibbotson Associates, Inc. ("Ibbotson") as investment subadviser to each Fund. Ibbotson will continue to serve as the Funds' subadviser until Pioneer assumes day-to-day management responsibilities for the Funds.


MODIFIED APPROACH TO ASSET ALLOCATION STRATEGIES


The Funds will continue to operate as funds of funds after Pioneer assumes day-to-day management responsibilities for each Fund, and each Fund will continue to seek to achieve its investment objectives mainly by investing in other funds. There will be no changes to the Funds' investment objectives.


However, each Fund's asset allocation strategies will change in connection with Pioneer's assumption of day-to-day management responsibilities. Under Pioneer's new approach, Pioneer will consider each Fund's risk profile (as measured by volatility) in selecting investments, without relying on fixed asset class ranges. The Funds will invest in a broader range of funds, including non-Pioneer funds and exchange-traded funds. As part of its overall strategy, each Fund also may use derivatives, including in an attempt to hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates or to increase the Fund's return as a non-hedging strategy.


PORTFOLIO MANAGEMENT


The following members of Pioneer's fund-of-funds team will serve as the Funds' portfolio managers when Pioneer assumes day-to-day management responsibilities for the Funds:


John O'Toole is the Head of Multi-Asset Fund Solutions at Pioneer. Mr. O'Toole is responsible for the management of asset allocation portfolios and the full range of multi-asset products (fund of funds, segregated accounts and unit-linked). As a member of the Strategy Committee, he formulates top-down, macro asset allocation positioning. In addition, the Multi-Asset Fund Solutions team is responsible for strategy selection across all asset classes, as well as manager appraisal and selection in the construction of multi-asset and multi-manager portfolios. Mr. O'Toole joined Pioneer in 2005. Mr. O'Toole has worked in the investment industry since 1995.


Paul Weber leads the Fund Research and Manager Selection team. Prior to joining the team in 2004, Mr. Weber worked on special projects with the Portfolio Analytics team. Mr. Weber's primary areas of coverage include equity strategies in Japan as well as global asset allocation strategies. Mr. Weber has a secondary focus on global bonds, European and Asian equity strategies. Mr. Weber joined Pioneer in 2002.

Salvatore Buono is Head of Strategy Alignment and Structured Products within the Multi-Asset Fund Solutions team. In his role, he has oversight of portfolio positioning ensuring alignment of investment strategies across a broad range of products. Mr. Buono also oversees the trade management process, including liquidity and risk assessments for all proposed investment strategies. Mr. Buono joined Pioneer in 2008.


REORGANIZATION OF PIONEER IBBOTSON AGGRESSIVE ALLOCATION FUND


The Board has approved the reorganization of Pioneer Ibbotson Aggressive Allocation Fund into Pioneer Ibbotson Growth Allocation Fund (the "Reorganization"). The Reorganization does not require shareholder approval. The Reorganization is expected be completed during the fourth quarter of 2014. At the time of the Reorganization, Pioneer Ibbotson Growth Allocation Fund's asset allocation strategies will change as described above. The Reorganization is expected to qualify as a tax-free reorganization, which generally means that the Reorganization will result in no income, gain or loss being recognized for federal income tax purposes by either fund or its shareholders as a direct result of the Reorganization. Additional information regarding the Reorganization will be sent to the shareholders of Pioneer Ibbotson Aggressive Allocation Fund.




































                                                                   27907-00-0714
                                 (Copyright)2014 PIONEER FUNDS DISTRIBUTOR, INC.
                                             UNDERWRITER OF PIONEER MUTUAL FUNDS
                                                                    MEMBER SIPC